VOYAGEUR
YOUR TAX SENSITIVE INVESTMENT MANAGER

                               UTAH TAX FREE FUND

                                 ANNUAL REPORT


                            DATED DECEMBER 31, 1996



Voyageur offers a family of mutual funds, each with an individual objective stated in its prospectus. Investment objectives of the funds range from high current income to long-term capital appreciation. Exchange privileges allow you to change your investment between Voyageur Funds as your objectives or market conditions change.

VOYAGEUR HIGH YIELD FUNDS seek high current income free from both Federal income taxes and state income taxes (where applicable). The Funds invest in medium and lower grade municipal bonds.

        Voyageur MINNESOTA High Yield Municipal Bond Fund
        Voyageur NATIONAL High Yield Municipal Bond Fund

VOYAGEUR TAX FREE FUNDS seek high current income free from both Federal income taxes and state income taxes (where applicable). The Funds invest in investment grade municipal bonds.

Voyageur offers a family of mutual funds, each with an individual objective stated in its prospectus. Investment objectives of the funds range from high current income to long-term capital appreciation. Exchange privileges allow you to change your investment between Voyageur Funds as your objectives or market conditions change.

VOYAGEUR HIGH YIELD FUNDS seek high current income free from both Federal income taxes and state income taxes (where applicable). The Funds invest in medium and lower grade municipal bonds.

        Voyageur MINNESOTA High Yield Municipal Bond Fund
        Voyageur NATIONAL High Yield Municipal Bond Fund

VOYAGEUR TAX FREE FUNDS seek high current income free from both Federal income taxes and state income taxes (where applicable). The Funds invest in investment grade municipal bonds.


        Voyageur ARIZONA Tax Free Fund                       Voyageur MINNESOTA Tax Free Fund
        Voyageur CALIFORNIA Tax Free Fund                    Voyageur NATIONAL Tax Free Fund
        Voyageur COLORADO Tax Free Fund                      Voyageur NEW MEXICO Tax Free Fund
        Voyageur FLORIDA Tax Free Fund                       Voyageur NEW YORK Tax Free Fund
        Voyageur IDAHO Tax Free Fund                         Voyageur NORTH DAKOTA Tax Free Fund
        Voyageur IOWA Tax Free Fund                          Voyageur UTAH Tax Free Fund
        Voyageur KANSAS Tax Free Fund                        Voyageur WISCONSIN Tax Free Fund

VOYAGEUR INSURED TAX FREE FUNDS seek high current income free from both Federal income taxes and state income taxes (where applicable) with the added safety of an insured portfolio. The Funds invest in insured municipal bonds.

        Voyageur ARIZONA Insured Tax Free Fund               Voyageur MISSOURI Insured Tax Free Fund
        Voyageur CALIFORNIA Insured Tax Free Fund            Voyageur NATIONAL Insured Tax Free Fund
        Voyageur FLORIDA Insured Tax Free Fund               Voyageur OREGON Insured Tax Free Fund
        Voyageur MINNESOTA Insured Fund                      Voyageur WASHINGTON Insured Tax Free Fund

VOYAGEUR LIMITED TERM FUNDS seek to preserve original investment principal while providing income free from both Federal income taxes and state income taxes (where applicable). The Funds invest in intermediate term investment grade municipal bonds.

        Voyageur FLORIDA Limited Term Tax Free Fund          Voyageur NATIONAL Limited Term Tax Free Fund
        Voyageur MINNESOTA Limited Term Tax Free Fund

VOYAGEUR EQUITY FUNDS seek long term capital appreciation by investing in common stocks.

        Voyageur AGGRESSIVE GROWTH Fund                      Voyageur GROWTH Stock Fund
        Voyageur GROWTH AND INCOME Fund                      Voyageur INTERNATIONAL Equity Fund

VOYAGEUR INCOME FUNDS seek high current income from investments issued, guaranteed or otherwise backed by the full faith and credit of the U.S. Government.

        Voyageur U.S. GOVERNMENT SECURITIES Fund

VOYAGEUR CASH TRUST SERIES MONEY MARKET FUNDS seek high current income, principal protection and liquidity by investing in money market instruments.

        Voyageur CALIFORNIA MUNICIPAL CASH Series            Voyageur MUNICIPAL CASH Series
        Voyageur FLORIDA MUNICIPAL CASH Series               Voyageur OHIO MUNICIPAL CASH Series
        Voyageur GOVERNMENT CASH Series                      Voyageur PRIME CASH Series
        Voyageur MINNESOTA MUNICIPAL CASH Series             Voyageur TREASURY CASH Series

For more complete information regarding the investment objectives, fees and expenses of the Funds, please obtain a prospectus from your Investment Representative or from Voyageur, 90 South Seventh Street, Suite 4400, Minneapolis, MN 55402-4115; (612) 376-7044 (local); 800-525-6584 (MKTG).



LETTER FROM THE PRESIDENT

[PHOTO]
JOHN G. TAFT
PRESIDENT

Dear Shareholder:

The year 1996 was marked with mixed economic events. During the first half of the year, interest rates rose steadily, propelled by market fears that faster Gross Domestic Product (GDP) growth would ignite inflation. Once these fears abated in June, interest rates began a descent that lasted throughout most of the remainder of the year.

In comparison to their peer group of funds, the overall performance of the Voyageur Tax Free Funds was excellent in 1996. The main reason for this strong performance was Voyageur portfolio managers' subtle shift toward adding income to the portfolios. This additional income allowed us to better position the Funds during the first half of the year when interest rates were rising and municipal bond prices were falling. Within all of our Tax Free Funds, we continued to extend call protection, where possible, in order to better provide for income for longer periods of time.

In January 1997, Lincoln National Corporation (NYSE: LNC) announced that it planned to acquire the parent company of Voyageur Fund Managers, Inc. -- the investment adviser for the Voyageur Tax Free Funds. LNC, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Delaware Management Company, Inc. (DMC), an indirect wholly owned subsidiary of LNC, and its affiliate, Delaware International Advisers Ltd., serve as the investment advisers to the investment companies in the Delaware Group of Funds (the Delaware Group), which currently includes 16 open-end funds and two closed-end funds (comprising 48 separate investment portfolios). DMC through its Delaware Investment Advisers division, Delaware International Advisers Ltd. and certain other subsidiaries of Delaware Management Holdings, Inc. (DMH) also provides investment advice with respect to separately managed accounts of institutional and other clients. DMH, through its subsidiaries, is responsible for the management of approximately $32 billion. Voyageur Fund shareholders should benefit from this acquisition by being able to select from a wider variety of mutual funds in the expanded Delaware-Voyageur fund family.

Delaware Management, like Voyageur, has a conservative, long-term investment philosophy. The continuity in the Voyageur Tax Free Funds' management styles should also be further maintained since Andrew M. McCullagh and Elizabeth Howell, two of the senior municipal bond portfolio managers for the Voyageur Tax Free Funds, will continue to play a key role in the management of the Voyageur Tax Free Funds after the transition.

We appreciate your patronage and confidence in Voyageur Fund Managers. If at any time you have questions about your Voyageur fund investment, I urge you to contact your personal financial adviser. Voyageur Client Service representatives are also available from 7 a.m. to 6 p.m. (Central Standard Time) to answer any questions you may concerning this transaction or your Voyageur fund investment.

Sincerely,


/s/ John G. Taft
John G. Taft
President
Voyageur Utah Tax Free Fund



VOYAGEUR UTAH TAX FREE FUND


[PHOTO]
ANDREW M. McCULLAGH, JR. IS THE SENIOR MUNICIPAL BOND MANAGER FOR THE VOYAGEUR UTAH TAX FREE FUND. MR. McCULLAGH HAS MORE THAN 23 YEARS OF INVESTMENT INDUSTRY EXPERIENCE.


In the first half of the year, bond prices fell as yields rose. Economic data during this period showed surprising strength in the domestic economy and raised the specter of inflation. During the summer, bond yields stabilized as investors became increasingly confident that Federal Reserve Chairman Alan Greenspan would monitor and tweak short-term interest rates in order to achieve a moderate economic growth and low inflation. The flat tax debate, which stimulated a great deal of discussion and speculation in political and economic circles in 1995 and early 1996, lost momentum and largely faded away after the election. The tax-exempt bond market finished the year with modest, positive total returns.

VOYAGEUR UTAH TAX FREE FUND
For the year ended December 31, 1996, the total return at net asset value (NAV) for the class A shares of the Voyageur Utah Tax Free Fund was 3.35%.*

We continue to manage the Voyageur Utah Tax Free Fund with a dual focus of generating higher tax-exempt income levels and protecting future income streams. Adding incremental income to the portfolio was an important objective for the Voyageur Utah Tax Free Fund in 1996. Our continued focus on the housing sector helped achieve this objective. Housing bonds made up nearly 21% of the portfolio. These bonds are known to produce a greater amount of coupon income than bonds in many other sectors.

Even with our strong commitment to the housing sector, the portfolio remained well diversified by sector and individual issues. We maintained excellent average call protection on the Fund (9.3 years). We also had an average credit quality rating of A/A.

OUTLOOK
Overall, the U.S. economy is still showing signs of moderate growth and moderate inflation. Our outlook for the municipal market continues to be favorable, and we expect interest rates to decline over the long term.


*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.



                           VOYAGEUR UTAH TAX FREE FUND
                               Portfolio Abstract
                     For the Period Ended December 31, 1996



                                 Class A Shares
                                    [GRAPH]

               UT Tax Free                             UT Tax Free                               Lehman Bros. 20
           Without Sales Charge                     With Sales Charge                       Year Municipal Bond Index
Oct-92             10000                                  9625                                        10000
                   10000                                  9625                                        9876
                   10332                                  9945                                        10127
Dec-92             10477                                  10084                                       10259
                   10614                                  10216                                       10369
                   11006                                  10593                                       10809
                   10970                                  10559                                       10715
                   11087                                  10671                                       10850
                   11122                                  10705                                       10940
                   11302                                  10878                                       11141
                   11368                                  10942                                       11154
                   11580                                  11146                                       11421
                   11688                                  11249                                       11565
                   11753                                  11312                                       11586
                   11627                                  11191                                       11458
Dec-93             11942                                  11494                                       11734
                   12190                                  11733                                       11882
                   11921                                  11474                                       11529
                   11507                                  11076                                       10922
                   11376                                  10950                                       11011
                   11508                                  11076                                       11141
                   11430                                  11001                                       11030
                   11640                                  11204                                       11282
                   11662                                  11225                                       11314
                   11472                                  11041                                       11088
                   11224                                  10803                                       10795
                   10906                                  10497                                       10542
Dec-94             11177                                  10758                                       10873
                   11530                                  11098                                       11299
                   11942                                  11494                                       11709
                   12044                                  11592                                       11842
                   12053                                  11601                                       11840
                   12447                                  11981                                       12286
                   12317                                  11855                                       12097
                   12374                                  11910                                       12160
                   12526                                  12056                                       12327
                   12679                                  12203                                       12424
                   12903                                  12419                                       12689
                   13141                                  12648                                       12969
Dec-95             13308                                  12809                                       13151
                   13379                                  12877                                       13218
                   13264                                  12767                                       13067
                   13053                                  12563                                       12858
                   13035                                  12546                                       12806
                   13030                                  12541                                       12822
                   13136                                  12643                                       13003
                   13242                                  12745                                       13130
                   13286                                  12788                                       13109
                   13431                                  12927                                       13374
                   13576                                  13067                                       13534
                   13785                                  13268                                       13817
Dec-96             13754                                  13238                                       13736



Voyageur Utah Tax Free Fund Without Sales Charge - Ending Value $13,755

Voyageur Utah Tax Free Fund With Sales Charge - Ending Value $13,329

Lehman Bros. 20 Year Municipal Bond Index - Ending Value $13,736

The Lehman Bros. 20 Year Municipal Bond Index is a broad, unmanaged index of securities of United States Municipalities. The index assumes that no operating expenses, transaction fees or sales loads are incurred by a hypothetical investor who directly owns the securities maintained in the index. In order to outperform an index over any specific time frame, a fund must return to investors an amount greater than that provided by the index plus total operating expenses. For this reason, few fixed income funds are able to outperform broad market indices over the long term. The chart above is comprised of data that represents the cumulative total return of a hypothetical investment in Class A Shares of $10,000 made on the date the Fund commenced operations through December 31, 1996.

     The performance of separate classes will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Performance quoted represents past performance and is not indicative of future results.

     * Average annual total returns include the maximum 3.75% sales charge. ** Commencement of operations.
     *** Assumes redemption on December 31, 1996

                          Voyageur Utah Tax Free Fund
                          Average Annual Total Returns
                                (Class A Shares)

                                      Since
                           1 Year   10/5/92**

  Without Sales Charge      3.35%     7.79%

  With Sales Charge*       (0.52%)    6.82%

  Lehman Bros. 20           4.45%     7.78%
  Year Municipal
  Bond Index


                           Voyageur Utah Tax Free Fund
                          Average Annual Total Returns
                                (Class B Shares)

                                      Since
                           1 Year    5/27/95**

  Without Contingent        2.47%     5.66%
  Deferred Sales Charge

 With Contingent           (2.53%)    3.23%
  Deferred Sales Charge***


                               Quality Breakdown

                                 Baa/BBB    2%
                                 NR/NR      9%
                                 A/A       10%
                                 Aa/AA     11%
                                 Aaa/AAA   68%


                                Sector Breakdown
                        (shown as % of total net assets)

                       Education                    25.2%
                       Housing                      20.6%
                       Lease/C.O.P.                 15.6%
                       General Obligation           14.6%
                       Utilities                    12.9%
                       Transportation                6.0%
                       Health Care                   4.3%


                                   Statistics

                    Average Maturity        11.4  Years
                    Average Coupon                6.05%
                    Portfolio Duration       7.6  Years
                    Average Quality               Aa/AA



INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders
Voyageur Investment Trust:


     We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Voyageur Utah Tax Free Fund (a fund within Voyageur Investment Trust) as of December 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended December 31, 1996 and the financial highlights for each of the years in the two-year period ended December 31, 1996, the two-month period ended December 31, 1994, the years ended October 31, 1994 and 1993 and the period from October 5, 1992, commencement of operations, to October 31, 1992. These financial statements and the financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Voyageur Utah Tax Free Fund as of December 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.




                                                          KPMG Peat Marwick LLP


Minneapolis, Minnesota
February 14, 1997




VOYAGEUR UTAH TAX FREE FUND

STATEMENT OF ASSETS AND LIABILITIES                                                               DECEMBER 31, 1996
-------------------------------------------------------------------------------------------------------------------


       ASSETS
Investments in securities, at market value (note 1)
   (identified cost, $4,097,424)................................................                 $4,224,799
Cash in bank on demand deposit..................................................                      2,205
Accrued interest receivable.....................................................                     60,292
                                                                                              -------------
   Total assets.................................................................                  4,287,296
                                                                                                -----------

       LIABILITIES
Dividends payable to shareholders...............................................                     17,920
Other accrued expenses..........................................................                     11,369
                                                                                              -------------
   Total liabilities............................................................                     29,289
                                                                                              -------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES.....................................                 $4,258,007
                                                                                                 ==========

Represented by:
   Paid-in capital (note 1).....................................................                 $4,222,664
   Undistributed net investment income..........................................                      2,281
   Accumulated net realized loss on investments (note 1)........................                    (94,313)
   Unrealized appreciation of investments.......................................                    127,375
                                                                                               ------------

     TOTAL NET ASSETS...........................................................                 $4,258,007
                                                                                                 ==========

Net assets applicable to outstanding Class A Shares.............................                 $3,860,621
                                                                                                 ==========
Net assets applicable to outstanding Class B Shares.............................                $   397,386
                                                                                                ===========

SHARES OUTSTANDING AND NET ASSET VALUE PER SHARE
   Class A - Shares of beneficial interest outstanding: 356,303 (note 5)........                     $10.84
                                                                                                     ======
   Class B - Shares of beneficial interest outstanding: 36,679 (note 5).........                     $10.83
                                                                                                     ======


See accompanying notes to financial statements.




VOYAGEUR UTAH TAX FREE FUND

STATEMENT OF OPERATIONS                                                                YEAR ENDED DECEMBER 31, 1996
-------------------------------------------------------------------------------------------------------------------


Investment income:
   Interest.....................................................................                  $ 255,038
                                                                                                  ---------

Expenses (note 3):
   Investment advisory and management fee.......................................                     21,935
   Dividend-disbursing, administrative and accounting services fee..............                     25,695
   Printing, postage and supplies...............................................                      1,810
   Audit and accounting fees....................................................                      5,879
   Legal fees...................................................................                         63
   Distribution fees - Class A..................................................                     10,009
   Distribution fees - Class B..................................................                      3,821
   Directors' fees..............................................................                        189
   Registration fees............................................................                        348
   Custodian fees...............................................................                      2,256
   Other........................................................................                        414
                                                                                              -------------
     Total expenses.............................................................                     72,419
   Less:  Expenses waived or absorbed...........................................                    (39,557)
                                                                                                 -----------
     Total net expenses.........................................................                     32,862
                                                                                                -----------
     Investment income - net....................................................                    222,176
                                                                                                 ----------

Realized and unrealized gain (loss) on investments:
   Realized loss on security transactions (note 2)..............................                    (22,702)
   Net change in unrealized appreciation or depreciation of investments.........                    (61,332)
                                                                                                 -----------
     Net loss on investments....................................................                    (84,034)
                                                                                                 -----------

     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......................                  $ 138,142
                                                                                                  =========



See accompanying notes to financial statements.




VOYAGEUR UTAH TAX FREE FUND

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------------------


                                                                                    YEAR          YEAR
                                                                                    ENDED         ENDED
                                                                                  DECEMBER 31,  DECEMBER 31,
                                                                                     1996         1995
                                                                                 -----------    -----------
Operations:
     Investment income - net .................................................   $   222,176    $   228,032
     Realized loss on security transactions ..................................       (22,702)       (59,790)
     Net change in unrealized appreciation or
       depreciation of investments ...........................................       (61,332)       547,395
                                                                                 -----------    -----------
         Net increase in net assets resulting from operations ................       138,142        715,367
                                                                                 -----------    -----------
Distributions to shareholders from:
     Investment income - net:
       Class A ...............................................................      (206,175)      (224,129)
       Class B ...............................................................       (16,604)        (5,193)
                                                                                 -----------    -----------
         Total distributions .................................................      (222,779)      (229,322)
                                                                                 -----------    -----------
Share transactions (note 5):
     Proceeds from sale of shares:
       Class A (note 3) ......................................................       181,975        443,991
       Class B ...............................................................        25,000        346,034
     Net asset value of shares issued in reinvestment of net investment income distributions:
         Class A .............................................................        86,770         90,611
         Class B .............................................................        16,214          3,787
     Payments for redemption of shares:
       Class A ...............................................................      (471,420)      (595,116)
       Class B ...............................................................          --              (10)
                                                                                 -----------    -----------
     Increase (decrease) in net assets from share transactions ...............      (161,461)       289,297
                                                                                 -----------    -----------
       Total increase (decrease) in net assets ...............................      (246,098)       775,612
Net assets at beginning of period ............................................     4,504,105      3,728,493
                                                                                 -----------    -----------
Net assets at end of period (including undistributed net
        investment income of $2,281 and $2,884,
         respectively) .......................................................   $ 4,258,007    $ 4,504,105
                                                                                 ===========    ===========

See accompanying notes to financial statements.



VOYAGEUR UTAH TAX FREE FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
   The Voyageur Utah Tax Free Fund (the Fund) is one of a series of funds within the Voyageur Investment Trust, a Massachusetts business trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company with an unlimited number of authorized shares of beneficial interest. The Fund seeks high current income free from both federal and state income taxes by investing in investment grade municipal bonds.
   The Fund offers Class A, Class B and Class C Shares. Class A Shares are sold with a front-end sales charge. Class B Shares may be subject to a contingent deferred sales charge and such shares automatically convert to Class A after eight years. Class C Shares may be subject to a contingent deferred sales charge and have no conversion feature. There were no Class C Shares outstanding as of December 31, 1996. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between classes. Income, expenses (other than expenses incurred under each class' Distribution Agreement) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.
   The Fund is registered as a non-diversified Fund. The significant accounting policies followed by the Fund are summarized as follows:

USE OF ESTIMATES
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net increase (decrease) in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

INVESTMENTS IN SECURITIES
   The values of fixed income securities are determined using pricing services or prices quoted by independent brokers. When market quotations are not readily available, or in certain other circumstances, securities are valued at fair value according to methods selected in good faith by the Board of Trustees. Short-term securities are valued at amortized cost which approximates market value.
   Security transactions are accounted for on the trade date. Securities gains and losses are calculated on the identified- cost basis. Interest income, including level-yield amortization of premium and original issue discount, is accrued daily.
   The Fund concentrates its investments in limited geographical areas and therefore, may have more credit risk related to the economic conditions of these areas than a portfolio with broader geographical diversification.

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
   Delivery and payment for securities which have been purchased by the Fund on a forward commitment or when-issued basis can take place up to a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the portfolio maintains, in a segregated account with its custodian, assets with a market value equal to or greater than the amount of its purchase commitments.

FEDERAL TAXES
   The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute its income to shareholders in amounts that will avoid or minimize federal income or excise taxes for the Fund. Net investment income and net realized gains (losses) for the Fund may differ for financial statement and tax purposes primarily because of losses deferred for tax purposes due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund. For Federal income tax purposes, at December 31, 1996 the Fund had capital loss carryovers of $94,313 that will expire in 2001 through 2004 if not offset by subsequent capital gains. It is unlikely the Board of Trustees will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or expires.

DISTRIBUTIONS TO SHAREHOLDERS
   Dividends declared daily from net investment income are payable monthly in cash or reinvested in additional shares of the Fund. Net short-term realized capital gains, if any, may be distributed throughout the year and net long-term realized capital gains, when available, are distributed annually.

(2) INVESTMENT SECURITIES TRANSACTIONS
   Purchase cost and proceeds of sales of investment securities other than short-term securities aggregated $1,733,988 and $1,907,177, respectively, during the year ended December 31, 1996.

(3) EXPENSES
   The Fund has an investment advisory and management fee agreement with Voyageur Fund Managers, Inc. (Voyageur) under which Voyageur manages the Fund's assets and provides other specified services. The fee for investment management and advisory services is payable monthly and is based on the average daily net assets of the Fund at the annual rate of .50%. In addition, the Fund will pay most other operating expenses including directors' fees, registration fees, printing of shareholder reports, legal and auditing services and other miscellaneous expenses. Voyageur is obligated to pay all expenses of the Fund (excluding distribution fees, insurance premiums on portfolio securities, taxes, interest and brokerage commissions) which exceed 1% of average daily net assets, on an annual basis. During the year ended December 31, 1996, Voyageur absorbed $14,729 pursuant to the 1% expense limitation and, excluding waiver of distribution fees, voluntarily absorbed fees and expenses of $15,271.
   The Fund will also pay a fee to Voyageur for acting as the Fund's dividend-disbursing, administrative and accounting services agent. The fee is paid monthly and is equal to the sum of $1.33 per shareholder account per month, a fixed monthly fee ranging from $1,000 to $1,500 based on the level of the Fund's average daily net assets and an annualized percentage of average daily net assets at reducing rates from .11% to .02%. The Fund is also responsible for reimbursing Voyageur's out-of-pocket expense in connection with the performance of dividend- disbursing, administrative and accounting services.
   All classes of shares have a Distribution Agreement under Rule 12b-1 of the Investment Company Act of 1940 with Voyageur Fund Distributors, Inc. (Fund Distributors). Under this plan the Fund is obligated to pay Fund Distributors a monthly distribution fee at an annual rate of .25% of the Fund's average daily net assets of the Class A Shares and 1.00% of the Fund's average daily net assets of the Class B and C Shares. Fund Distributors may waive all or part of its distribution fee at its sole discretion. During the year ended December 31, 1996, Fund Distributors voluntarily waived Class A distribution fees of $8,808 and Class B distribution fees of $749.
   Sales charges paid by Class A shareholders for the year ended December 31, 1996 were $4,575. Of this amount, Fund Distributors received $800.

(4) PLANNED FUND REORGANIZATION
   On January 15, 1997 Voyageur's parent, Dougherty Financial Group, Inc. ("DFG"), executed an agreement and plan of merger with Lincoln National Corporation ("LNC") pursuant to which LNC would acquire DFG, including the mutual fund investment advisory business of DFG conducted by Voyageur. This merger is subject to approval of the Fund's Board of Trustees and shareholders.


(5) SHARE TRANSACTIONS
   Transactions in shares of beneficial interest during each period were as follows:

                                                  A SHARES                                  B SHARES
                                      -------------------------------         ----------------------------------
                                         YEAR               YEAR                 YEAR            PERIOD FROM
                                         ENDED              ENDED                ENDED         MAY 27, 1995* TO
                                      DECEMBER 31,       DECEMBER 31,         DECEMBER 31,        DECEMBER 31,
                                          1996               1995                 1996               1995
                                      ------------       ------------         ------------        ------------
Shares sold.........................      17,149            43,191                 2,314            32,505
Shares issued for
   reinvested distributions.........       8,069             8,680                 1,507               354
Shares redeemed.....................     (44,175)          (57,218)                 --                  (1)
                                       ----------       -----------         ------------       ------------
Increase (decrease) in shares
   outstanding......................     (18,957)           (5,347)                3,821            32,858
                                       ==========      ============            =========          ========


---------------------------------
* Commencement of operations.


(6)   FINANCIAL HIGHLIGHTS
   Per share data (rounded to the nearest cent) for a share of beneficial interest outstanding and selected information for each period are as follows:

                                                                     A SHARES
                                   -------------------------------------------------------------------------------
                                                                                                            PERIOD FROM
                                         YEAR          YEAR       TWO MONTHS         YEAR          YEAR       OCTOBER 5,
                                         ENDED         ENDED         ENDED           ENDED         ENDED      1992(d) TO
                                      DECEMBER 31,  DECEMBER 31,  DECEMBER 31,     OCTOBER 31,   OCTOBER 31,  OCTOBER 31,
                                         1996          1995          1994             1994          1993         1992
                                       ---------     ---------     ---------        ---------     ---------     ------
Net asset value:
   Beginning of period .............   $   11.04     $    9.80     $    9.94        $   11.07     $   10.00     $10.00
                                       ---------     ---------     ---------        ---------     ---------     ------
Operations:
   Net investment income ...........         .55           .59           .10              .60           .65       --
   Net realized and unrealized
     gain (loss) on investments ....        (.20)         1.24          (.15)           (1.07)         1.07       --
                                       ---------     ---------     ---------        ---------     ---------     ------
       Total from operations .......         .35          1.83          (.05)            (.47)         1.72       --
                                       ---------     ---------     ---------        ---------     ---------     ------
Distributions to shareholders:
   From net investment income (a) ..        (.55)         (.59)         (.09)            (.60)         (.65)      --
   From net realized gains .........        --            --            --               (.06)         --         --
                                       ---------     ---------     ---------        ---------     ---------     ------
     Total distributions ...........        (.55)         (.59)         (.09)            (.66)         (.65)      --
                                       ---------     ---------     ---------        ---------     ---------     ------
Net asset value:
   End of period ...................   $   10.84     $   11.04     $    9.80        $    9.94     $   11.07     $10.00
                                       =========     =========     =========        =========     =========     ======

Total investment return (b) ........        3.35%        19.06%        (0.41)%          (4.50)%       17.54%        --%

Net assets at end of period
   (000's omitted) .................   $   3,861     $   4,142     $   3,728        $   4,054     $   3,913     $   19

Ratios:
   Ratio of expenses to
     average daily net assets (f) ..         .68%          .38%          .11%(e)          .10%           --%        --%
   Ratio of net investment income
     to average daily net assets ...        5.14%         5.51%         6.38%(e)         5.64%         5.65%        --%
       Assuming no voluntary waivers
         and reimbursements:
           Expenses (c) ............        1.25%         1.25%         1.14%(e)         1.25%         1.25%        --%
           Net investment income ...        4.57%         4.64%         5.35%(e)         4.49%         4.40%        --%
Portfolio turnover rate (excluding
   short-term securities) ..........       39.58%        35.28%           --%            2.77%        44.54%        --%



                                                       B SHARES
                                            ---------------------------------
                                                                PERIOD FROM
                                               YEAR               MAY 27,
                                               ENDED            1995(d) TO
                                            DECEMBER 31,        DECEMBER 31,
                                                1996                1995
                                            ------------        ------------
Net asset value:
   Beginning of period .............           $ 11.04             $ 10.63
                                               -------             -------
Operations:
   Net investment income ...........               .47                 .30
   Net realized and unrealized
     gain (loss) on investments ....              (.21)                .39
                                               -------             -------
       Total from operations .......               .26                 .69
                                               -------             -------
Distributions to shareholders:
   From net investment income (a) ..              (.47)               (.28)
                                               -------             -------
       Total distributions .........              (.47)               (.28)
                                               -------             -------
Net asset value:
   End of period ...................           $ 10.83             $ 11.04
                                               =======             =======

Total investment return (b) ........              2.47%               6.60%

Net assets at end of period
   (000's omitted) .................           $   397             $   363

Ratios:
   Ratio of expenses to
     average daily net assets (f) ..              1.46%                .92%(e)
   Ratio of net investment income
     to average daily net assets ...              4.34%               4.74%(e)
       Assuming no voluntary waivers
         and reimbursements:
           Expenses (c) ............              2.00%               2.00%(e)
           Net investment income ...              3.80%               3.66%(e)
Portfolio turnover rate (excluding
   short-term securities) ..........             39.58%              35.28%



NOTES TO FINANCIAL HIGHLIGHTS

(a) For federal income tax purposes, all of the net investment income distributions were derived from interest on securities exempt from federal income tax. For the year ended December 31, 1995, $.01 per share of the distributions from net investment income was subject to state income tax for the Fund's Class A Shares.
(b) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(c) Voyageur and Fund Distributors voluntarily waived or reimbursed a portion of expenses during the periods presented. The annual contractual expense limit for each Fund (excluding distribution fees, insurance premiums on portfolio securities, taxes, interest and brokerage commissions) is 1% of average daily net assets. The maximum distribution fee is .25% of each Fund's average daily net assets for Class A Shares and 1.00% of each Fund's average daily net assets for Class B and Class C Shares.
(d)  Commencement of operations.
(e)  Adjusted to an annual basis.
(f) Beginning in the year ended December 31, 1995, the expense ratio reflects the effect of gross expenses attributable to earnings credits on uninvested cash balances received by the Fund. Prior period expense ratios have not been adjusted.



VOYAGEUR UTAH TAX FREE FUND
INVESTMENTS IN SECURITIES                                                                         DECEMBER 31, 1996
-------------------------------------------------------------------------------------------------------------------

   PRINCIPAL
    AMOUNT                                                                        COUPON                   MARKET
    ($000)        NAME OF ISSUER (b)                                               RATE      MATURITY     VALUE (a)
-------------------------------------------------------------------------------------------------------------------


             (PERCENTAGE OF EACH INVESTMENT CATEGORY RELATES TO TOTAL NET ASSETS.)
             MUNICIPAL BONDS (99.2%):
             GENERAL OBLIGATION (14.6%):
             -------------------------------------------------------------------------------------------------------

    $ 100    Cache County School District (AMBAC Insured)........................  5.90%     06-15-13    $ 102,736
      100    Iron County School District (MBIA Insured)..........................  6.50      01-15-13      107,929
      200    Nebo Utah School District ..........................................  6.00      06-15-18      205,206
      100    Provo City Independent School District..............................  6.25      06-15-13      104,911
      100    Salt Lake County Service Area #1....................................  6.00      12-15-12      101,639
                                                                                                        ----------
                                                                                                           622,421
                                                                                                        ----------
             UTILITIES (12.9%):
             -------------------------------------------------------------------------------------------------------

      250    Provo City Energy System Revenue (MBIA Insured)....................   5.75      05-15-14      251,793
      100    Puerto Rico Electric Power Authority Revenue.......................   5.50      07-01-25       95,573
      200    White City Water District Revenue..................................   5.90      02-01-22      202,088
                                                                                                        ----------
                                                                                                           549,454
                                                                                                        ----------
             TRANSPORTATION (6.0%):
             -------------------------------------------------------------------------------------------------------

      250    Salt Lake City Airport Revenue (FGIC Insured)....................     5.88      12-01-18      253,615
                                                                                                        ----------

             HOUSING (20.6%):
             -------------------------------------------------------------------------------------------------------

      100    Salt Lake City Multifamily Housing Authority.....................     6.00      04-01-25      100,292
      270    Salt Lake County Housing Authority Multifamily Bridgeside
                (FHA Insured).................................................     6.30(d)   11-01-28      271,736
      200    Utah Housing Finance Authority Multifamily Cottonwood Project
                 (FNMA Insured)...............................................     6.30      07-01-15      205,894
      145    Utah Housing Finance Authority Single Family Mortgage Revenue
                Series 1992D-1................................................     6.70      07-01-12      150,852
      145    Utah Housing Finance Authority Single Family Mortgage Revenue
                1994C.........................................................     6.30      07-01-16      148,849
                                                                                                        ----------
                                                                                                           877,623
                                                                                                        ----------
             HEALTH CARE (4.3%):
             -------------------------------------------------------------------------------------------------------

      200    Murray Utah Hospital Revenue (MBIA Insured)......................     5.00      05-15-22      182,028
                                                                                                        ----------

             EDUCATION (25.2%):
             -------------------------------------------------------------------------------------------------------

      150    Southern Utah University Board of Regents (AMBAC Insured)........     6.35      05-01-10      161,727
      390    Southern Utah University Pavillion Student Fee...................     6.30      06-01-16      394,118
      100    Utah State University Board of Regents (AMBAC Insured)...........     6.30      06-01-12      105,008
      150    Utah State University Board of Regents (MBIA Insured)............     5.88      07-01-21      150,951
      150    Utah State University Revenue (MBIA Insured).....................     6.15      12-01-14      157,839
      100    Weber State University Board of Regents (MBIA Insured)...........     6.25      04-01-10      104,470
                                                                                                       -----------
                                                                                                         1,074,113
                                                                                                       -----------

             LEASE/CERTIFICATES OF PARTICIPATION (15.6%):
             -------------------------------------------------------------------------------------------------------

      100    Salt Lake City Municipal Building Authority Lease
                Revenue Series A..............................................     6.38%     10-01-12      105,101
      100    Utah State Building Authority Lease Revenue......................     5.75      08-15-08      102,410
      200    Weber County Utah Municipal Building Authority Lease Revenue.....     5.75      12-15-19      198,982
      250    West Valley City Municipal Building Authority Lease Revenue
                (MBIA Insured)................................................     6.00      01-15-10      259,052
                                                                                                      ------------
                                                                                                           665,545
                                                                                                      ------------

             TOTAL INVESTMENTS IN SECURITIES (cost: $4,097,424) (c)                                    $ 4,224,799
                                                                                                        ==========

See accompanying notes to investments in Securities.



NOTES TO INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------


(a) Securities are valued by procedures described in note 1 to the financial statements.
(b) Investments in bonds, by rating category (unaudited) as a percentage of total bonds, are as follows:

                        Aaa/AAA         Aa/AA            A/A            BBB            NR            Total
                          68%            11%             10%            2%             9%            100%

(c) Also represents the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation in securities based on these costs were as follows:


                             Gross               Gross                Net
                          Unrealized          Unrealized           Unrealized
                         Appreciation       (Depreciation)       Appreciation

                           $134,350            $(6,975)            $127,375

(d) Security subject to the Alternative Minimum Tax and is equal to 6.4% of the Fund's total net assets as of December 31, 1996.



FEDERAL INCOME TAX INFORMATION
--------------------------------------------------------------------------------


Information for federal income tax purposes is presented as an aid to shareholders in reporting the dividend distributions for the periods ended December 31, 1996 shown below. Exempt interest dividends are exempt from federal income tax and should not be included in shareholder's gross income, but need to be reported on the income tax return for informational purposes. Each shareholder should consult a tax adviser about reporting this income for state and local purposes. In January 1997, the Fund separately provided each shareholder with tax information for calendar year 1996.

                                                                         PER CLASS                  PER CLASS
                                                                          A SHARE                    B SHARE
                                                                       ------------                ------------
                                                                           YEAR                       YEAR
                                                                           ENDED                      ENDED
                                                                       DECEMBER 31,                DECEMBER 31,
                                                                           1996                       1996
                                                                       ------------                ------------
Net investment income distributions
   (none qualifying for corporate dividend
     received deduction)........................................          $.5521                      $.4693
                                                                          ======                      ======

For federal income tax purposes, 100% of the above net investment income distributions were derived from interest on securities exempt from federal income tax.



VOYAGEUR ON CALL (TM)

[Line Drawing of a telephone]
800.545.3863

We invite you to use the Voyaguer interactive voice response system, Voyageur On Call (TM) (800.545.3863). The system is designed to give you information about the Fund(s) in your account. It can also provide price and yield information for the Fund(s). 24-hour access available to Touch Tone telephones only.

VOYAGEUR
YOUR TAX SENSITIVE INVESTMENT MANAGER


90 South Seventh Street, Suite 4400
Minneapolis, Minnesota 55402-4115